UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 3, 2011

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85286
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Amkor Technology, Inc. (the “Company”) with the Securities and Exchange Commission on May 6, 2011 (the “Original Filing”). The sole purpose of this Amendment No. 1 is to disclose the Company’s decision, in light of the stockholders’ vote, as to how frequently it will conduct future advisory votes on named executive officer compensation.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     At the Company’s 2011 Annual Meeting of Stockholders held on May 3, 2011, the Company’s stockholders voted on, among other matters, a proposal on the frequency of future advisory votes on named executive officer compensation. As reported by the Company in the Original Filing, a majority of the votes cast by the stockholders were in favor of conducting future advisory votes on named executive officer compensation once every year. Based on these results, the Company’s Board of Directors has decided that the Company will conduct an advisory vote on named executive officer compensation once every year.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2011	Amkor Technology, Inc.
/s/ Gil C. Tily
Gil C. Tily
Executive Vice President, Chief Administrative Officer and General Counsel